UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2003

Fitzgeralds Gaming Corporation

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-26518 (Commission File Number)	88-0329170 (IRS Employer Identification No.)

3097 East Warm Springs Road, Suite 100, Las Vegas, Nevada 89120
(Address of principal executive offices) (Zip code)

(702) 940-2000
(Registrant’s telephone number, including area code):

ITEM 5. OTHER EVENTS
Signature
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

ITEM 5. OTHER EVENTS

     On December 5, 2000, the Company commenced cases under Chapter 11 of the Bankruptcy Code (collectively, the “Bankruptcy Cases”) in the United States Bankruptcy Court for the Northern District of Nevada (the “Bankruptcy Court”). The Bankruptcy Cases are jointly administered and coordinated under Case No. BK-N-00-33467 GWZ. The Bankruptcy Cases were commenced in accordance with an Agreement Regarding Pre-Negotiated Restructuring, dated as of December 1, 2000 (the “Restructuring Agreement”), with the holders (the “Consenting Noteholders”) of a majority of interest of the Company’s 12.25% Senior Secured Notes (the “Notes”) issued under an indenture dated December 30, 1997 (the “Indenture”). The Restructuring Agreement contemplated an expeditious and orderly sale of all of the Company’s operating assets and properties as going concerns. The Company has been informed by Contrarian Capital Advisors L.L.C (“Contrarian”), one of the Consenting Noteholders, that as of March 25, 2003 substantially all of the Notes held by the Consenting Noteholders were held by Contrarian and its affiliates.

     On November 27, 2002, the Bankruptcy Court issued an Order approving the Company’s motion with regard to an amendment and restatement to the Restructuring Agreement (the “Amended Restructuring Agreement”) entered into by the Company and the Consenting Noteholders. The changes reflected in the Amended Restructuring Agreement generally relate to the conduct of the auction sale of Fitzgeralds Reno, the Company’s one remaining operating property.

     On December 2, 2002, the Bankruptcy Court issued an Order approving the adequacy of the disclosures in the Company’s Disclosure Statement and setting deadlines for balloting and opposing confirmation of the Company’s Plan of Reorganization (the “Initial Plan”). The confirmation hearing on the Initial Plan was set for March 6, 2003 but was continued to April 21, 2003. A significant number of Consenting Noteholders, including several Consenting Noteholders managed by Contrarian, voted to reject the Initial Plan. The Company believes that these votes were in violation of the obligations of the Consenting Noteholders to vote in favor of the Initial Plan and declared the Consenting Noteholders in breach of the Restructuring Agreement and filed with the Bankruptcy Court a motion seeking to disallow the votes. The motion to disallow the votes was set for hearing before the Bankruptcy Court on March 6, 2003.

     Prior to the hearing on March 6, 2003, the Company and Contrarian agreed to Amendment No. 1 to the Amended and Restated Restructuring Agreement (the “Current Restructuring Agreement”) to provide, among other matters, (i) that Fitzgeralds Reno would not be sold, but would be retained by the Company and (ii) for an amendment to the Initial Plan (in the form of a Second Amended Plan of Reorganization (the “New Plan”)) to permit the conversion of the indebtedness due the holders of the Notes into equity of the successor to the Company. The Current Restructuring Agreement, the New Plan and the Supplemental Disclosure Statement to accompany Debtor’s Amended Plan of Reorganization (the “Disclosure Statement”) were filed with the Bankruptcy Court on March 20, 2003.

     A copy of the Order of the Bankruptcy Court of March 26, 2002 approving the adequacy of the Company’s disclosures in its Supplemental Disclosure Statement, setting deadlines for balloting on the New Plan and related matters, together with copies of the Supplemental Disclosure Statement to Accompany Debtors’ Second Amended Plan of Reorganization, Second Amended Plan of Reorganization and Amendment No. 1 to the Amended and Restated Agreement Regarding Pre-Negotiated Restructuring are attached as exhibits to this Current

Report on Form 8-K.

     Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2003	FITZGERALDS GAMING CORPORATION (Registrant)

	By:	/s/ Michael E. McPherson

Michael E. McPherson Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT

10.1	Bankruptcy Court Order, received and filed March 26, 2003:
(1) Approving Adequacy of Disclosures in Debtors’ Supplemental Disclosure Statement, (2) Setting Deadlines for Balloting and Opposing Conformation of Debtors’ Plan of Reorganization and (3) Setting Confirmation Hearing: Notice of Confirmation Hearing

10.2	Debtors’ Second Amended Plan of Reorganization, dated March 26, 2003 (attached as Exhibit A to Exhibit 10.3).

10.3	Supplemental Disclosure Statement to Accompany Debtors First Amended Plan of Reorganization, dated March 26, 2003.

10.4	Amendment No. 1 to Amended and Restated Agreement Regarding Pre-Negotiated Restructuring, dated March 20, 2003 (attached as Exhibit B to Exhibit 10.3).